UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2024

ENTRAVISION COMMUNICATIONS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-15997	95-4783236
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2425 Olympic Boulevard Suite 6000 West
Santa Monica, California		90404
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 310 447-3870

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	EVC	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On October 14, 2024, Entravision Communications Corporation (the “Company”) terminated the employment of Karl Meyer, Chief Revenue Officer, effective immediately. Subject to the execution of a release, Mr. Meyer will be entitled to certain remuneration, rights and benefits associated with a termination of a “Group II executive” without “cause” (as each term is defined in the Company’s Executive Severance and Change in Control Plan, previously filed as an exhibit to the Company’s Current Report on Form 8-K filed on May 17, 2023). Mr. Meyer is not entitled to any severance payments beyond what is set forth in the Company’s Executive Severance and Change in Control Plan.

(c) On October 15, 2024, the Company appointed Juan Navarro as Chief Revenue Officer of the Company, effective immediately. Mr. Navarro, age 61, has more than 20 years of experience in Spanish-language broadcast media. He served as the Company’s Executive Vice President of Integrated Marketing Solutions since January 2024, and prior to that served as the Company’s Regional Vice President of Integrated Marketing Solutions since August 2019. Before that, he served in various roles at Spanish-language media companies, including eight years as an Interactive Sales Manager with the Company. Mr. Navarro earned his Master in Business Administration degree from the Anderson School of Management at the University of California, Los Angeles and a Bachelor of Science degree in Public Affairs from the University of Southern California.

There are no arrangements or understandings between Mr. Navarro and any other person pursuant to which he was appointed, nor are there are any family relationships between Mr. Navarro and any of the Company’s directors or executive officers. Mr. Navarro does not have any material interest in any transactions, relationships or arrangements with the Company that would require disclosure under Item 404(a) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Item 7.01 Regulation FD Disclosure.

On October 16, 2024, the Company issued a press release regarding the events described in Item 5.02. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information set forth under this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into any registration document or other document filed by the Company.

Item 9.01 Financial Statements and Exhibits.

99.1	Press release from Entravision Communications Corporation, dated October 16, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entravision Communications Corporation

Date:	October 16, 2024	By:	/s/ Michael Christenson
Michael Christenson, Chief Executive Officer